                                 SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:   Transamerica JPMorgan Enhanced Index VP               Security Description:  BB&T Corporation (BBT) Secondary
Issuer:  BB&T Corporation (BBT) Secondary (CUSIP #05493710)   Offering Type:  US Registered

                                                                                                                      IN COMPLIANCE
                  REQUIRED INFORMATION                        ANSWER                  APPLICABLE RESTRICTION             (YES/NO)
---- ------------------------------------------------  ---------------------  --------------------------------------  -------------
 1.  Offering Date                                        5-12-09             None                                          YES

 2.  Trade Date                                           5-12-09             Must be the same as #1                        YES

 3.  Unit Price of Offering                               $20.00              None                                          YES

 4.  Price Paid per Unit                                  $20.00              Must not exceed #3                            YES

 5.  Years of Issuer's Operations                       MORE THAN 3           Must be at least three years *                YES

 6.  Underwriting Type                                     FIRM               Must be firm                                  YES

 7.  Underwriting Spread                                   $0.60              Sub-Adviser determination to be made          YES

 8.  Total Price paid by the Fund                         $80,000             None                                          YES

 9.  Total Size of Offering                            1,500,000,000          None                                          YES

10.  Total Price Paid by the Fund plus
     Total Price Paid for same securities               $70,000,000           #10 divided by #9 must not exceed
     purchased by the same Sub-Adviser for                                    25% **                                        YES
     other investment companies

11.  Underwriter(s) from whom the Fund                  GOLDMAN SACH          Must not include Sub-Adviser
     purchased (attach a list of ALL                     AND COMPANY          affiliates ***                                YES
     syndicate members)                                  NEW YORK

12.  If the affiliate was lead or co-lead
     manager, was the instruction listed                   YES                Must be "Yes" or "N/A"                        YES
     below given to the broker(s) named
     in #11? ****

    The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the
    purchase was not designated as a group sale.  [    ]

****The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                     SCHEDULE A
                    TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:  Transamerica JPMorgan Enhanced Index VP              Security Description:  Express Scripts Inc. (ESXR)

Issuer:  Express Scripts Inc. (ESXR) (CUSIP #302182100)     Offering Type:  US Registered

                                                                                                                      IN COMPLIANCE
                  REQUIRED INFORMATION                        ANSWER                  APPLICABLE RESTRICTION             (YES/NO)
---- ------------------------------------------------  ---------------------  --------------------------------------  -------------
 1.  Offering Date                                             6-4-09         None                                          YES

 2.  Trade Date                                                6-4-09         Must be the same as #1                        YES

 3.  Unit Price of Offering                                    $61.00         None                                          YES

 4.  Price Paid per Unit                                       $61.00         Must not exceed #3                            YES

 5.  Years of Issuer's Operations                            MORE THAN 3      Must be at least three years *                YES

 6.  Underwriting Type                                          FIRM          Must be firm                                  YES

 7.  Underwriting Spread                                      $1.6775         Sub-Adviser determination to be made          YES

 8.  Total Price paid by the Fund                           $134,200.00       None                                          YES

 9.  Total Size of Offering                                1,403,000,000      None                                          YES

10.  Total Price Paid by the Fund plus Total Price
     Paid for same securities purchased by the same          $4,816,865       #10 divided by #9 must not exceed             YES
     Sub-Adviser for other investment companies                               25% **

11.  Underwriter(s) from whom the Fund purchased          CITI GROUP GLOBAL   Must not include Sub-Adviser                  YES
     (attach a list of ALL syndicate members)                MARKETS INC.     affiliates ***

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the               YES          Must be "Yes" or "N/A"                        YES
     broker(s) named in #11? ****

    The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the
    purchase was not designated as a group sale.  [    ]

****The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:  Transamerica JPMorgan Enhanced Index VP              Security Description:  Lincoln National Corp.

Issuer:  Lincoln National Corp. (CUSIP #534187109).         Offering Type:  US Registered

                                                                                                                      IN COMPLIANCE
                  REQUIRED INFORMATION                        ANSWER                  APPLICABLE RESTRICTION             (YES/NO)
---- ------------------------------------------------  ---------------------  --------------------------------------  -------------
 1.  Offering Date                                           6-16-09          None                                         YES

 2.  Trade Date                                              6-16-09          Must be the same as #1                       YES

 3.  Unit Price of Offering                                  $15.00           None                                         YES

 4.  Price Paid per Unit                                     $15.00           Must not exceed #3                           YES

 5.  Years of Issuer's Operations                          MORE THAN 3        Must be at least three years *               YES

 6.  Underwriting Type                                        FIRM            Must be firm                                 YES

 7.  Underwriting Spread                                     $0.660           Sub-Adviser determination to be made         YES

 8.  Total Price paid by the Fund                          $30,000.00         None                                         YES

 9.  Total Size of Offering                                600,000,000        None                                         YES

10.  Total Price Paid by the Fund plus Total Price
     Paid for same securities purchased by the             $12,018,000        #10 divided by #9 must not exceed            YES
     same Sub-Adviser for other investment companies                          25% **

11.  Underwriter(s) from whom the Fund purchased           MERRILL LYNCH      Must not include Sub-Adviser                 YES
     (attach a list of ALL syndicate members)               AND CO. INC.      affiliates ***
                                                              NEW YORK

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the              YES           Must be "Yes" or "N/A"                       YES
     broker(s) named in #11? ****

    The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the
    purchase was not designated as a group sale.  [    ]

****The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                  SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:  Transamerica JPMorgan Enhanced Index VP                              Security Description:  Prudential Financial Inc. (PRU)
                                                                                                   Secondary

Issuer:  Prudential Financial Inc. (PRU) Secondary (CUSIP # 744320102)      Offering Type:  US Registered

                                                                                                                      IN COMPLIANCE
                  REQUIRED INFORMATION                        ANSWER                  APPLICABLE RESTRICTION             (YES/NO)
---- ------------------------------------------------  ---------------------  --------------------------------------  -------------
 1.  Offering Date                                            6-2-09          None                                          YES

 2.  Trade Date                                               6-2-09          Must be the same as #1                        YES

 3.  Unit Price of Offering                                   $45.00          None                                          YES

 4.  Price Paid per Unit                                      $45.00          Must not exceed #3                            YES

 5.  Years of Issuer's Operations                           MORE THAN 3       Must be at least three years *                YES

 6.  Underwriting Type                                         FIRM           Must be firm                                  YES

 7.  Underwriting Spread                                    $1.243125         Sub-Adviser determination to be made          YES

 8.  Total Price paid by the Fund                            $90,000          None                                          YES

 9.  Total Size of Offering                                1,442,307,735      None                                          YES

10.  Total Price Paid by the Fund plus Total Price
     Paid for same securities purchased by the same       $45,000,000.00      #10 divided by #9 must not exceed             YES
     Sub-Adviser for other investment companies                               25% **

11.  Underwriter(s) from whom the Fund purchased           GOLDMAN SACHS      Must not include Sub-Adviser                  YES
     (attach a list of ALL syndicate members)             AND CO NEW YORK     affiliates ***

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the              YES           Must be "Yes" or "N/A"                        YES
     broker(s) named in #11? ****

    The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the
    purchase was not designated as a group sale.  [    ]

****The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                     SCHEDULE A
                   TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:  Transamerica JPMorgan Enhanced Index VP                Security Description:  Wells Fargo & Company (WFC)
                                                                                     Secondary

Issuer:  Wells Fargo & Company (CUSIP #94974610)              Offering Type:  US Registered

                                                                                                                      IN COMPLIANCE
                  REQUIRED INFORMATION                        ANSWER                  APPLICABLE RESTRICTION             (YES/NO)
---- ------------------------------------------------  ---------------------  --------------------------------------  -------------
 1.  Offering Date                                             5-8-09         None                                          YES

 2.  Trade Date                                                5-8-09         Must be the same as #1                        YES

 3.  Unit Price of Offering                                    $22.00         None                                          YES

 4.  Price Paid per Unit                                       $22.00         Must not exceed #3                            YES

 5.  Years of Issuer's Operations                            MORE THAN 3      Must be at least three years *                YES

 6.  Underwriting Type                                          FIRM          Must be firm                                  YES

 7.  Underwriting Spread                                       $0.52          Sub-Adviser determination to be made          YES

 8.  Total Price paid by the Fund                              $4,400         None                                          YES

 9.  Total Size of Offering                                7,502,000,000      None                                          YES

10.  Total Price Paid by the Fund plus Total Price
     Paid for same securities purchased by the              $24,750,000       #10 divided by #9 must not exceed             YES
     same Sub-Adviser for other investment companies                          25% **

11.  Underwriter(s) from whom the Fund purchased              BAYLOCK         Must not include Sub-Adviser                  YES
     (attach a list of ALL syndicate members)              ROBERT VAN LLC     affiliates ***

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the              YES           Must be "Yes" or "N/A"                        YES
     broker(s) named in #11? ****

    The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the
    purchase was not designated as a group sale.  [    ]

****The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                               SCHEDULE A
              TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:  Transamerica JPMorgan Enhanced Index VP                   Security Description:  Wells Fargo & Company (WFC)
                                                                                        Secondary

Issuer:  Wells Fargo & Company (CUSIP #94974610)                 Offering Type:  US Registered

                                                                                                                      IN COMPLIANCE
                  REQUIRED INFORMATION                        ANSWER                  APPLICABLE RESTRICTION             (YES/NO)
---- ------------------------------------------------  ---------------------  --------------------------------------  -------------
 1.  Offering Date                                            5-8-09          None                                          YES

 2.  Trade Date                                               5-8-09          Must be the same as #1                        YES

 3.  Unit Price of Offering                                   $22.00          None                                          YES

 4.  Price Paid per Unit                                      $22.00          Must not exceed #3                            YES

 5.  Years of Issuer's Operations                           MORE THAN 3       Must be at least three years *                YES

 6.  Underwriting Type                                         FIRM           Must be firm                                  YES

 7.  Underwriting Spread                                       $0.52          Sub-Adviser determination to be made          YES

 8.  Total Price paid by the Fund                             $44,000         None                                          YES

 9.  Total Size of Offering                                7,502,000,000      None                                          YES

10.  Total Price Paid by the Fund plus Total Price
     Paid for same securities purchased by the same         $24,750,000       #10 divided by #9 must not exceed             YES
     Sub-Adviser for other investment companies                               25% **

11.  Underwriter(s) from whom the Fund purchased              WACHOVIA        Must not include Sub-Adviser                  YES
     (attach a list of ALL syndicate members)              SECURITIES LLC     affiliates ***

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the              YES           Must be "Yes" or "N/A"                        YES
     broker(s) named in #11? ****

    The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

-----------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the
    purchase was not designated as a group sale.  [    ]

****The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:  Transamerica JPMorgan Mid Cap Value VP                    Security Description:  BB&T Corporation (BBT)
                                                                                        Secondary

Issuer:  BB&T Corporation (BBT) Secondary (CUSIP # 05493710)     Offering Type:  US Registered

                                                                                                                      IN COMPLIANCE
                  REQUIRED INFORMATION                        ANSWER                  APPLICABLE RESTRICTION             (YES/NO)
---- ------------------------------------------------  ---------------------  --------------------------------------  -------------
 1.  Offering Date                                            5-12-09         None                                         YES

 2.  Trade Date                                               5-12-09         Must be the same as #1                       YES

 3.  Unit Price of Offering                                   $20.00          None                                         YES

 4.  Price Paid per Unit                                      $20.00          Must not exceed #3                           YES

 5.  Years of Issuer's Operations                           MORE THAN 3       Must be at least three years *               YES

 6.  Underwriting Type                                         FIRM           Must be firm                                 YES

 7.  Underwriting Spread                                       $0.60          Sub-Adviser determination to be made         YES

 8.  Total Price paid by the Fund                            $1,098,000       None                                         YES

 9.  Total Size of Offering                                1,500,000,000      None                                         YES

10.  Total Price Paid by the Fund plus Total Price
     Paid for same securities purchased by the same         $70,000,000       #10 divided by #9 must not exceed            YES
     Sub-Adviser for other investment companies                               25% **

11.  Underwriter(s) from whom the Fund purchased            GOLDMAN SACHS     Must not include Sub-Adviser                 YES
     (attach a list of ALL Syndicate members)                AND COMPANY      affiliates ***
                                                              NEW YORK

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the               YES          Must be "Yes" or "N/A"                       YES
     broker(s) named in #11? ****

    The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the
    purchase was not designated as a group sale.  [    ]

****The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                Schedule A
              TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:  Transamerica JPMorgan Mid Cap Value VP                          Security Description:  Energizer Holdings Inc. (ENR)
                                                                                              Secondary

Issuer:  Energizer Holdings Inc. (ENR) Secondary (CUSIP # 29266R10)    Offering Type:  US Registered

                                                                                                                      IN COMPLIANCE
                  REQUIRED INFORMATION                        ANSWER                  APPLICABLE RESTRICTION             (YES/NO)
---- ------------------------------------------------  ---------------------  --------------------------------------  -------------
 1.  Offering Date                                           5-14-09          None                                          YES

 2.  Trade Date                                              5-14-09          Must be the same as #1                        YES

 3.  Unit Price of Offering                                  $49.00           None                                          YES

 4.  Price Paid per Unit                                     $49.00           Must not exceed #3                            YES

 5.  Years of Issuer's Operations                          MORE THAN 3        Must be at least three years *                YES

 6.  Underwriting Type                                        Firm            Must be firm                                  YES

 7.  Underwriting Spread                                      $2.27           Sub-Adviser determination to be made          YES

 8.  Total Price paid by the Fund                           $632,100          None                                          YES

 9.  Total Size of Offering                                465,500,000        None                                          YES

10.  Total Price Paid by the Fund plus Total Price
     Paid for same securities purchased by the same        $19,600,000        #10 divided by #9 must not exceed             YES
     Sub-Adviser for other investment companies                               25% **

11.  Underwriter(s) from whom the Fund purchased          MERRILL LYNCH       Must not include Sub-Adviser                  YES
     (attach a list of ALL syndicate members)            AND COMPANY INC.     affiliates ***

12.  If the affiliate was lead or co-lead manager,             YES            Must be "Yes" or "N/A"                        YES
     was the instruction listed below given to the
     broker(s) named in #11? ****

    The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the
    purchase was not designated as a group sale.  [    ]

****The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                  SCHEDULE A
               TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:  Transamerica JPMorgan Mid Cap Value VP                             Security Description:  Transatlantic Holdings Inc. (TRH)
                                                                                                 Secondary

Issuer:  Transatlantic Holdings Inc. (TRH) Secondary (CUSIP # 893521104)  Offering Type:  US Registered

                                                                                                                      IN COMPLIANCE
                  REQUIRED INFORMATION                        ANSWER                  APPLICABLE RESTRICTION             (YES/NO)
---- ------------------------------------------------  ---------------------  --------------------------------------  -------------
 1.  Offering Date                                            6-4-09          None                                          YES

 2.  Trade Date                                               6-4-09          Must be the same as #1                        YES

 3.  Unit Price of Offering                                   $38.00          None                                          YES

 4.  Price Paid per Unit                                      $38.00          Must not exceed #3                            YES

 5.  Years of Issuer's Operations                           MORE THAN 3       Must be at least three years *                YES

 6.  Underwriting Type                                         FIRM           Must be firm                                  YES

 7.  Underwriting Spread                                      $1.330          Sub-Adviser determination to be made          YES

 8.  Total Price paid by the Fund                         $1,178,000.00       None                                          YES

 9.  Total Size of Offering                                988,000,000        None                                          YES

10.  Total Price Paid by the Fund plus Total Price
     Paid for same securities purchased by the same        $38,000,000        #10 divided by #9 must not exceed             YES
     Sub-Adviser for other investment companies                               25% **

11.  Underwriter(s) from whom the Fund purchased          GOLDMAN SACHS       Must not include Sub-Adviser                  YES
     (attach a list of ALL syndicate members)              AND COMPANY        affiliates ***
                                                            NEW YORK

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the             YES            Must be "Yes" or "N/A"                        YES
     broker(s) named in #11? ****

    The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

-----------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the
    purchase was not designated as a group sale.  [    ]

****The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:  Transamerica JPMorgan Mid Cap Value VP                        Security Description:  Vulcan Materials Co (VMC)
                                                                                            Secondary

Issuer:  Vulcan Materials Co. (VMC) (CUSIP # 929160109)              Offering Type:  US Registered

                                                                                                                      IN COMPLIANCE
                  REQUIRED INFORMATION                        ANSWER                  APPLICABLE RESTRICTION             (YES/NO)
---- ------------------------------------------------  ---------------------  --------------------------------------  -------------
 1.  Offering Date                                            6-11-09         None                                         YES

 2.  Trade Date                                               6-11-09         Must be the same as #1                       YES

 3.  Unit Price of Offering                                   $41.00          None                                         YES

 4.  Price Paid per Unit                                      $41.00          Must not exceed #3                           YES

 5.  Years of Issuer's Operations                           MORE THAN 3       Must be at least three years *               YES

 6.  Underwriting Type                                         Firm           Must be firm                                 YES

 7.  Underwriting Spread                                      $1.640          Sub-Adviser determination to be made         YES

 8.  Total Price paid by the Fund                           $114,800.00       None                                         YES

 9.  Total Size of Offering                                 471,500,000       None                                         YES

10.  Total Price Paid by the Fund plus Total Price
     Paid for same securities purchased by the              $12,300,000       #10 divided by #9 must not exceed            YES
     same Sub-Adviser for other investment companies                          25% **

11.  Underwriter(s) from whom the Fund purchased            GOLDMAN SACHS     Must not include Sub-Adviser                 YES
     (attach a list of ALL syndicate members)                AND COMPANY      affiliates ***
                                                              NEW YORK

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the               YES          Must be "Yes" or "N/A"                       YES
     broker(s) named in #11? ****

    The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the
    purchase was not designated as a group sale.  [    ]

****The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                              SCHEDULE A
           TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:  Transamerica Marsico Growth VP                             Security Description:  Dow Chemical

Issuer:  Dow Chemical Company                                     Offering Type:  US Registered
                                                                  (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                                      IN COMPLIANCE
                  REQUIRED INFORMATION                        ANSWER                  APPLICABLE RESTRICTION             (YES/NO)
---- ------------------------------------------------  ---------------------  --------------------------------------  -------------
 1.  Offering Date                                            5-6-09          None                                          N/A

 2.  Trade Date                                               5-6-09          Must be the same as #1                        YES

 3.  Unit Price of Offering                                   $15.00          None                                          N/A

 4.  Price Paid per Unit                                      $15.00          Must not exceed #3                            YES

 5.  Years of Issuer's Operations                             >3 YRS          Must be at least three years *                YES

 6.  Underwriting Type                                         FIRM           Must be firm                                  YES

 7.  Underwriting Spread                                      $0.506          Sub-Adviser determination to be made          YES

 8.  Total Price paid by the Fund                             $15.00          None                                          N/A

 9.  Total Size of Offering                                2,250,000,000      None                                          N/A

10.  Total Price Paid by the Fund plus Total Price
     Paid for same securities purchased by the same         $450,000,000      #10 divided by #9 must not exceed             YES
     Sub-Adviser for other investment companies                               25% **

11.  Underwriter(s) from whom the Fund purchased          MORGAN STANLEY &
     (attach a list of ALL syndicate members)            CO. INC./CITIGROUP   Must not include Sub-Adviser                  YES
                                                         GLOBAL MARKETS INC.  affiliates ***

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the               Yes          Must be "Yes" or "N/A"                        YES
     broker(s) named in #11? ****

    The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

----------------------------
Scott Richards, Sub-Adviser
Marsico Capital Management, LLC

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the
    purchase was not designated as a group sale.  [    ]

****The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.